UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                        SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.    )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to (S) 240.14a-12


                       GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                          GREAT AMERICAN BANCORP, INC.
                             1311 South Neil Street
                            Champaign, Illinois 61820
                                  (217) 356-2265

                                                                March 26, 2004


Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, which will be held on Tuesday, April 27, 2004, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois 61820.

     The attached notice of the annual meeting and the proxy statement describe the formal business to be transacted at the annual meeting. Directors and officers of Great American Bancorp, Inc., as well as representatives of McGladrey & Pullen, LLP, whom the Company has appointed as independent auditors for the fiscal year ending December 31, 2004, will be present.

     The Board of Directors of Great American Bancorp, Inc. has determined that the matters to be considered at the annual meeting are in the best interests of Great American and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends that you vote "FOR" each matter to be considered.

     Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

     On behalf of the Board of Directors and all of the employees of Great American Bancorp, Inc. and First Federal Savings Bank of Champaign-Urbana, I thank you for your continued interest and support.

                                          Sincerely yours,

                                          /s/ George R. Rouse

                                          George R. Rouse
                                          President and Chief
                                          Executive Officer

                         GREAT AMERICAN BANCORP, INC.
                             1311 South Neil Street
                          Champaign, Illinois 61820
                                (217) 356-2265
                       __________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on April 27, 2004
                       __________________________________


     On Tuesday, April 27, 2004, Great American Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the offices of First Federal Savings Bank of Champaign-Urbana (the "Bank"), 1311 South Neil Street, Champaign, Illinois. The meeting will begin at 9:30 a.m., Central Time.

     At the annual meeting, stockholders will consider and vote upon the following matters:

     1.  The election of two directors to a three-year term of office;
     2. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of the Company for the fiscal year ending December 31, 2004; and
     3. Such other matters as may properly come before the annual meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     Note: The Board of Directors is not aware of any other business to come before the meeting.

     The Board of Directors set March 2, 2004, as the record date for the annual meeting. This means that only record holders of the common stock of the Company as of the close of business on that date are entitled to receive notice of the annual meeting and to vote at the annual meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the annual meeting and vote in person.


                                          By Order of the Board of Directors

                                          /s/ Jane F. Adams

                                          Jane F. Adams
                                          Corporate Secretary


Champaign, Illinois
March 26, 2004

                          GREAT AMERICAN BANCORP, INC.
                            _______________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                April 27, 2004
                            _______________________


     This proxy statement is being furnished to stockholders of Great American Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders to be held on Tuesday, April 27, 2004, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana (the "Bank"), 1311 South Neil Street, Champaign, Illinois and at any adjournments thereof. The 2003 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2003, and a proxy card, accompanies this proxy statement, which is first being mailed to record holders on or about March 26, 2004.

                      GENERAL INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock only if the records of the Company show that you held your shares as of the close of business on March 2, 2004, which has been fixed by the Board of Directors as the record date. The total number of shares of common stock outstanding on the record date was 751,003 shares. Each share of common stock has one vote. In accordance with the provisions of the Company's certificate of incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.
Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     The Company's Board of Directors consists of five directors. At this year's annual meeting, stockholders will elect two directors to serve a term of three years. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld. There is no cumulative voting for the election of directors.

     As to the approval of McGladrey & Pullen, LLP as independent auditors of the Company and all other matters that may properly come before the annual meeting, by checking the appropriate box, you may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

Voting by Proxy

     The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of McGladrey & Pullen, LLP as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Bank's KSOP

     If you participate in the Bank's Savings and Employee Stock Ownership Plan ("KSOP"), you will receive a voting instruction form that reflects all shares of Company common stock you may vote under the KSOP. Under the terms of the KSOP, all shares of Company common stock held by the KSOP are voted by the KSOP trustee, but each participant in the KSOP may direct the trustee how to vote the shares of Company common stock credited to his or her account.
The KSOP trustee, subject to the exercise of its fiduciary duty, will vote all shares of Company common stock held in the KSOP trust for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the KSOP trustee is April 20, 2004.


                           CORPORATE GOVERNANCE

General

     The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Corporate Governance Policy

     The Company has adopted a corporate governance policy to govern certain activities, including:

      (1) the duties and responsibilities of the Board of Directors and each director;

      (2)   the composition and operation of the Board of Directors;

      (3)   the establishment and operation of Board committees;

      (4)   convening executive sessions of independent directors;

      (5)   succession planning;

      (6) the Board of Directors' interaction with management and third parties; and

      (7) the evaluation of the performance of the Board of Directors and of the chief executive officer.

Code of Ethics and Business Conduct

     The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

     As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings of the Board of Directors and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 2003, the Board of Directors of the Company held 12 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 2003, with the exception of Clinton C. Atkins, who attended 50% of the Board meetings held during 2003.

     The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

     Audit/Compliance Committee. The Board of Directors has a separately-designated standing Audit/Compliance Committee (the "Audit Committee") established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, as amended. The Audit Committee, consisting of Ronald
L. Kiddoo (Chairman), Ronald E. Guenther and Jack B. Troxell, meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met five times during the year ended December 31, 2003. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq SmallCap Stock Market. The Board of Directors has determined that Ronald L. Kiddoo is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as APPENDIX A to this proxy statement. The report of the audit committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "PROPOSAL 2-RATIFICATION OF INDEPENDENT AUDITORS-REPORT OF AUDIT COMMITTEE."

     Compensation Committee.  The Compensation Committee, consisting of Ronald
E. Guenther (Chairman), Clinton C. Atkins, Ronald L. Kiddoo and Jack B. Troxell, is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met four times in fiscal 2003. Each member of the Compensation Committee is independent under the listing standards of the Nasdaq SmallCap Stock Market.

     Nomination and Corporate Governance Committee. The Nomination and Corporate Governance Committee, (the "Governance Committee") consisting of Jack B. Troxell (Chairman), Clinton C. Atkins and Ronald L. Kiddoo, takes a leadership role in shaping the Company's governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to the Company and monitoring compliance with these policies and guidelines. In addition, the Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. This committee also leads the Board in its annual review of the Board's performance and recommends to the Board director candidates for each committee for appointment by the Board. The Governance Committee met once to select nominees for election as directors at this annual meeting.

     Each member of the Governance Committee is independent as independence for nominating committee members is defined in the listing standards of the Nasdaq SmallCap Stock Market. The Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as APPENDIX B to this proxy statement. The procedures of the Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "GOVERNANCE COMMITTEE PROCEDURES."

     Attendance at the Annual Meeting. The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2003 annual meeting of stockholders, except for Clinton C. Atkins and Ronald E. Guenther.

Directors' Compensation

     Directors' Fees. Directors of the Company and directors of the Bank receive a monthly fee of $800 per month, and no additional fees for serving on board committees. The Chairman of the Board receives a monthly fee of $500 in addition to any board fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of common stock on the record date as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's common stock as of the record date.


                                                     Amount and
                                                     Nature of
                           Name and Address          Beneficial    Percent of
  Title of Class          of Beneficial Owner        Ownership       Class
-----------------     -----------------------------  -----------   ----------
Common Stock          First Federal Savings Bank of   139,241(1)      18.54%
                      Champaign-Urbana Employee
                      Savings and Stock Ownership Plan
                      1311 S. Neil Street
                      Champaign, IL 61820

Common Stock          Clinton C. Atkins                77,475(2)      10.22%
                      1311 S. Neil Street
                      Champaign, IL 61820

Common Stock          George R. Rouse                  97,119(3)      12.32%
                      1311 S. Neil Street
                      Champaign, IL 61820

_______________________
(1) As of March 2, 2004, all 139,241 shares had been allocated to participants under the KSOP. See "General Information about Voting - Participants in the Bank's KSOP" for a discussion of the KSOP's voting procedures.
(2) Includes 7,000 shares subject to immediately exercisable options granted under the 1995 Great American Bancorp, Inc. Incentive Plan ("Incentive Plan").
(3) Includes 100 shares owned by Mr. Rouse's spouse and child. Also includes 21,965 shares allocated under the Bank's Employee Savings and Stock Ownership Plan, for which Mr. Rouse has voting power but not investment power, and 37,319 shares subject to immediately exercisable options granted under the Incentive Plan.


     The following table provides information about the shares of the Company common stock that may be considered to be beneficially owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of March 2, 2004. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.


	                                     Number of Shares
                          Number of           That May Be
                        Shares Owned      Acquired Within 60     Percent of
                         (Excluding       Days by Exercising    Common Stock
      Name                 Options)            Options          Outstanding(1)
-----------------       ------------      ------------------    --------------
Clinton C. Atkins          70,475             	  7,000               10.22%
Ronald L. Kiddoo            7,200                 1,000                1.09
Ronald E. Guenther          3,211             	  5,594                1.16
George R. Rouse            59,800 (2)            37,319               12.32
Jack B. Troxell             7,936             	  5,594                1.79

All directors and executive
  officers as a group
  (12 persons) (3)        227,845                80,483               37.08
____________________________
(1) Based on 751,003 shares of Company common stock outstanding and entitled to vote as of March 2, 2004, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 100 shares owned by Mr. Rouse's spouse and child. Also includes 21,965 shares allocated under the Bank's Employee Savings and Stock Ownership Plan, for which Mr. Rouse has voting power but not investment power.
(3)  Includes directors and executive officers of the Bank.


                      PROPOSAL 1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of five directors, all of whom are independent under the listing standards of the Nasdaq SmallCap Stock Market, except George R. Rouse who is an employee of the Company. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Currently, each of the members of the Board of Directors of the Company also serves as a director of the Bank, with the exception of Mr. Atkins. There are a total of seven directors of the Bank. Directors serve until their successors are elected and qualified.

     The Board of Directors' nominees proposed for election at this Annual Meeting are George R. Rouse and Ronald Guenther, who currently serve as directors of the Company.

     In the event that Mr. Rouse or Mr. Guenther is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that Mr. Rouse or Mr. Guenther will be unable or unwilling to serve.

     Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

     Information regarding the nominees for election at the annual meeting, as well as information regarding the continuing directors, whose terms expire in 2005 and 2006, is provided below. Unless otherwise stated, the nominees have held their current occupation for the last five years. The age indicated for each individual is as of March 2, 2004. The indicated period for service as a director includes service as a director of the Bank.

Nominees for Election of Director

     George R. Rouse is the President and Chief Executive Officer of the Company and President of the Bank. Mr. Rouse also serves as President of the Bank's wholly-owned subsidiary, Park Avenue Service Corporation. Age 53. Director since 1982.

     Ronald E. Guenther is the Athletic Director of the University of Illinois. Mr. Guenther also serves as a director of the Bank's wholly-owned subsidiary, Park Avenue Service Corporation. Age 58. Director since 1997.

Directors Continuing in Office

     The following director has a term ending in 2005:

     Jack B. Troxell is the Owner and President of C-U Liquor LTD, retail beverage stores. Mr. Troxell is also a director of the Bank's wholly owned subsidiary, Park Avenue Service Corporation. Age 59. Director since 1997.

     The following directors have terms ending in 2006:

     Clinton C. Atkins is the Chairman of Hobbico, Inc., a hobby retailer and supplier, and Owner of The Atkins Group, North Pointe Development and Stone Creek Development, all real estate development firms. Age 58. Director since 1984.

     Ronald L. Kiddoo is the Chairman of the Board and Chief Investment Officer of Cozad Asset Management, Inc., an investment advisory firm. Mr. Kiddoo also serves as a director of the Bank's wholly-owned subsidiary, Park Avenue Service Corporation. Age 61. Director since 1987.

           PROPOSAL 2.   RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has appointed McGladrey & Pullen, LLP to be its auditors for the 2004 fiscal year, subject to the ratification by stockholders. A representative of McGladrey & Pullen, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors.

     The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of independent auditors.

Change in Independent Auditors

     BKD, LLP was previously the principal accountants for the Company. On March 8, 2004, the Audit Committee of the Company determined not to engage BKD, LLP as the Company's independent accountants for the fiscal year ending December 31, 2004. In connection with the audits of the two fiscal years ended December 31, 2003 and the subsequent interim period through the date of termination, there were no disagreements with BKD, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their report. In addition, such financial statements contained no adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

     On March 8, 2004, the Audit Committee engaged McGladrey & Pullen, LLP as the Company's principal accountants for the fiscal year ending December 31, 2004, subject to completion of McGladrey & Pullen, LLP's normal due diligence procedures.

Audit Fees

     The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2003 and 2002 by BKD, LLP:
                                                              2003       2002
                                                              ----       ----
  Audit fees (1)                                         $  40,100  $  36,000
  Audit-related fees                                            --         --
  Tax fees                                                   7,856      7,025
  All other fees                                                --         --
____________________________
(1) Includes quarterly SAS100 reviews and assistance with year-end reporting.

Pre-approval of Services by the Independent Auditor

     The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company's independent auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. The Audit Committee approved all services provided by BKD, LLP in 2003.

     Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

Report of the Audit Committee

     The Audit Committee of the Company's Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which is included as APPENDIX A. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq SmallCap Market.

     The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

                        Members of the Audit Committee:
                          Ronald L. Kiddoo (Chairman)
                               Jack B. Troxell
                              Ronald E. Guenther


                           EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table shows, for the fiscal years ended December 31, 2003, 2002, and 2001, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to Mr. Rouse. No other executive officer of the Company and the Bank received a salary and bonus in excess of $100,000 in fiscal year 2003.


	                           Annual Compensation (1)
        Name and          ---------------------------------     All Other
        Principal                       Salary      Bonus      Compensation
        Positions           Year        ($)(2)       ($)          ($)(3)
--------------------       -----      ---------   ---------    ------------
  George R. Rouse          2003       $221,200    $20,000       $21,400
     President             2002        204,680     16,370        20,023
                           2001        189,440     17,888        41,169

____________________________
(1)	Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2)	Under Annual Compensation, the column titled "Salary" includes directors' fees of $21,200 in fiscal 2003, $17,000 in fiscal 2002, and $14,000 in fiscal 2001.
(3)	Reflects cash contributions allocated to Mr. Rouse under the Bank's KSOP for 2003 and 2002.

     Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. Rouse (the "Executive") effective March 10, 2003. These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on the skills and competence of Mr. Rouse.

     The Bank's and the Company's employment agreements (collectively, the "Employment Agreements") provide for a three-year term. The Company's employment agreement provides for automatic daily extensions such that the remaining term of the agreement shall be three years unless written notice of non-renewal is provided by either the Board of Directors or the Executive.
The Bank's employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The Employment Agreements provide that the Executive's base salary will be reviewed annually. In this regard, the current base salary of Mr. Rouse is $200,000. In addition to base salary, the Employment Agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The Employment Agreements provide for termination of the Executive by the Bank or the Company for cause as defined in the Employment Agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or if the Executive resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, the Executive or, in the event of death, his beneficiary would be entitled to an amount equal to the remaining salary payments under the Employment Agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the Agreements. The Bank and the Company would also continue the Executive's life, health and disability coverage for the remaining term of the Employment Agreements.

     Under the agreements, if following a change in control of the Bank or the Company, the Executive's employment is involuntarily terminated or if the Executive voluntarily terminates his employment in connection with circumstances specified in the agreement then, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreement or (ii) three times the average of the five preceding years' annual compensation. In addition, the Bank and the Company would continue the Executive's life, health, and disability coverage for thirty-six months. Payments to the Executive under the Bank's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Upon termination of the Executive for reasons other than cause or change in control, the Executive must adhere to a one-year non-competition agreement.

     Even though both the Company and Bank employment agreements provide for a severance payment if a change in control occurs, the Executive would not receive duplicative payments or benefits under the agreements. Under the Company employment agreement, the Executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or other payments triggered liability under the Internal Revenue Code as an excise tax on payments constituting "excess parachute payments." Under applicable law, the excise tax is triggered by the Executive's receipt of payments that are contingent on a change in control (as defined in the agreements) that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period. The indemnification payment provides the executive with a net amount sufficient to pay the excise tax.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table provides information for Mr. Rouse regarding the exercise of options during the year ended December 31, 2003 and unexercised stock options for Mr. Rouse as of December 31, 2003.



                                                Number of Securities           Value of Unexercised
                                               Underlying Unexercised          In-the Money Options/
                                                   Options/SARs                  SARs at Fiscal
	             Shares                       at Fiscal Year End (#)            Year End ($)(1)
                 Acquired on      Value      ---------------------------   ---------------------------
 Name            Exercise (#)  Realized ($)  Exercisable   Unexercisable   Exercisable   Unexercisable
---------------  -----------   -----------   -----------   -------------   -----------   -------------
George R. Rouse   14,000      $ 255,500        37,319                --     $ 784,072               --


_______________________________
(1) The value of unexercised in-the-money stock options equals the market value of the underlying securities at fiscal year end ($35.01) minus the exercise price ($14) per share. Options are in-the-money if the market value of the underlying securities is greater than the exercise price of the option



                        OTHER INFORMATION RELATING TO
                      DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except for six transactions relating to cash dividends automatically reinvested in the Company's stock for Mr. Paul Wilson's spouse which were not filed on a timely basis. Mr. Wilson, an executive officer of the Company, filed a Form 5 in January 2003 to report these transactions.

Transactions with Certain Related Persons

     The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company or Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features.

     It is the policy of the Bank to make loans to directors and executive officers on their principal residence. The Bank also makes available to each director of the Bank and each director of the Company an approved line of credit in an amount up to $100,000. The directors may then apply for a loan from the Bank which may be approved by the Bank's loan officers without further Board approval, provided that the terms of such loan, including the collateral securing the loan, are consistent with the Bank's loan underwriting policies for loans generally available to its customers. Loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors. As of December 31, 2003, all outstanding loans to directors and executive officers were made by the Bank in the ordinary course of business, were not made with favorable terms, and did not involve more than the normal risk of collectibility or present other unfavorable features.


                    GOVERNANCE COMMITTEE PROCEDURES

General

     It is the policy of the Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Governance Committee's resources, the Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be followed by Stockholders

     To submit a recommendation of a director candidate to the Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Governance Committee, care of the Corporate Secretary, at the main office of the Company:

     1.  The name of the person recommended as a director candidate;

     2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

     3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

     4. As to the stockholder making the recommendation, the name and address, as they appear on the Company's books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

     5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

	In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Governance Committee at least 120 calendar days prior to the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

Minimum Qualifications

     The Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company's bylaws, which include a residency requirement, an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

     The Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

     In addition, prior to nominating an existing director for re-election to the Board of Directors, the Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

     The process that the Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

     Identification. For purposes of identifying nominees for the Board of Directors, the Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by the Company. The Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above.
The Governance Committee has not previously used an independent search firm to identify nominees.

     Evaluation. In evaluating potential clients, the Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Governance Committee will conduct a check of the individual's background and interview the candidate.

            SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2005 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than November 26, 2004. If next year's annual meeting is held on a date more than 30 calendar days from April 27, 2005, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's bylaws provide an advance notice procedure for a stockholder to make nominations for the election of directors or proposals for business to be brought before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety
(90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. A copy of the Company's bylaws may be obtained from the Company.

                        STOCKHOLDER COMMUNICATIONS

     The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Jane F. Adams, Chief Financial Officer, at 1311
S. Neil St., Champaign, Illinois 61820. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Governance Committee.

                              MISCELLANEOUS

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

     The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 2, 2004. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Annual Report on Form 10-KSB, without exhibits, for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on March 2, 2004 upon written request to Jane F. Adams, Chief Financial Officer, Great American Bancorp, Inc., 1311
S. Neil St., Champaign, IL 61820.

     If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

     The Board of Directors knows of no business which will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the annual meeting, you are urged to return your proxy card promptly. If you are then present at the annual meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Jane F. Adams

                                          Jane F. Adams
                                          Corporate Secretary

Champaign, Illinois
March 26, 2004



           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                    ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE

                                                                    APPENDIX A

                        GREAT AMERICAN BANCORP, INC.
                    AUDIT/COMPLIANCE COMMITTEE CHARTER

Organization

     The primary function of the Audit/Compliance Committee (the "Audit Committee") of the Board of Directors (the "Board") of Great American Bancorp, Inc. (the "Company") is to review: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company's independent accountants; the Company's compliance with legal and regulatory requirements; the independent accountant's qualifications and independence; the performance of the Company's internal audit functions, its independent accountants and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company's auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company's annual proxy statement.

     The Audit Committee will be comprised of three or more directors as determined by the Board each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at time of appointment, or within a reasonable period of time thereafter, meaning they must have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities.
The members of the Audit Committee will be elected by the Board on an annual basis.

Responsibilities

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

1. Provide an open avenue of communication between management, the independent auditor, internal audit department and the Board.


2. Meet four times per year or more frequently as circumstances may require. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance.

3. The Audit Committee shall have contact with the independent auditors and management at least quarterly to review the Company's financial statements.
In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

4.  Keep written minutes for all meetings.

5. Review with the independent auditor and internal audit department the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

6. Review all significant risks or exposures to the Company found during audits performed by the independent auditor and internal audit department and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

7. Review recommendations from the independent auditor and internal auditing department regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

8. Following each meeting of the Audit Committee, the chairman of the committee will submit a record of the meeting to the Board including any recommendations that the Committee may deem appropriate.

9. Ensure that the independent auditor discusses with the Audit Committee their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

10. Review the Company's audited annual financial statements and the independent auditor's opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

11. Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to shareholders.

12. Review with management, the independent auditor, internal audit department and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.


13. Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

14. Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

15. Select the independent auditor, considering independence and effectiveness, and be solely responsible for their compensation, oversight and retention (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting
firm shall report directly to the audit committee.   The Audit Committee
should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor's professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

16.  Review the performance of the independent auditor.

17. Review the activities, organizational structure and qualifications of the internal audit department. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the manager of the internal audit department.

18. Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Audit Committee shall be provided appropriate funding as determined by the Audit Committee for payment to accountants and advisors.

19. Have in place procedures for (1) receiving complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting.

20. Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

21. Set clear hiring policies for hiring employees or former employees of the independent auditors.

22.  Review and approve all related-party transactions.


     In addition to the responsibilities presented above, the Audit Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities that the Committee has. Further, the Committee will disclose in each annual proxy statement to it's shareholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will disclose a copy of the Charter triennially either in the annual report to shareholders or proxy statement.




                                                                    APPENDIX B

                         GREAT AMERICAN BANCORP, INC.
               NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

Mission

The Nominating/Corporate Governance Committee (the "Committee") is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board's performance and recommends to the Board director candidates for each committee for appointment by the Board.

The Committee takes a leadership role in shaping corporate governance policies and practices including recommending to the Board the Corporate Governance Guidelines applicable to the Company and monitoring Company compliance with those policies and Guidelines.

Membership

The members of the Committee shall meet the independence requirements of the Nasdaq National Market listing standards and any other applicable laws, rules and regulations governing independence, as determined by the Board. Members of the Committee and the Committee Chair shall be appointed by the Board on the recommendation of the Committee.

Duties and Responsibilities Relating to Nominations

The Committee shall have the following duties and responsibilities relating to nominations:

- Review the appropriateness of the size of the Board relative to its various responsibilities. Review the overall composition of the Board, taking into consideration such factors as business experience and specific areas of expertise of each Board member, and make recommendations to the Board as necessary.

- Consider criteria for identifying and selecting individuals who may be nominated for election to the Board, which shall reflect at a minimum all applicable laws, rules, regulations and listing standards, including a potential candidate's experience, areas of expertise, familiarity with the Company's market area and other factors relative to the overall composition of the Board.

- Recommend to the Board the slate of nominees for election to the Board at the Company's annual meeting of stockholders.

- As the need arises to fill vacancies, actively seek individuals qualified to become Board members for recommendation to the Board.


- Consider unsolicited nominations for Board membership in accordance with guidelines developed by the Committee.

- Periodically review and recommend to the Board the compensation structure for non-employee directors for Board and committee service.

Duties and Responsibilities Relating to Corporate Governance

The Committee shall have the following duties and responsibilities relating to corporate governance:

- Review and assess the adequacy of the Company's policies and practices on corporate governance, including the Corporate Governance Guidelines of the Company, and recommend any proposed changes to the Board for approval.

- Review and assess the adequacy of the Company's Code of Ethics and Business Conduct and other internal policies and guidelines and monitor that the principles described therein are being incorporated into the Company's culture and business practices.

- Review the Company's business practices, particularly as they relate to preserving the good reputation of the Company.

- Recommend to the Board the number, identity and responsibilities of Board committees and the Chair and members of each committee. This shall include advising the Board on committee appointments and removal from committees or from the Board, rotation of committee members and Chairs and committee structure and operations.

- Review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary.

- Periodically assess the effectiveness of the Board of Directors in meeting its responsibilities and representing the long-term interests of stockholders.

- Report annually to the Board with an assessment of the Board's performance and the performance of the Board committees, to be discussed with the full Board following the end of each fiscal year.

- Review adherence by directors to corporate guidelines regarding transactions with the Company.

-  Monitor the orientation and continuing education programs for directors.


- Conduct an annual review of the Committee's performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

-  Regularly report to the Board on the Committee's activities.

- Obtain advice and assistance, as needed, from internal or external legal, accounting, search firms or other advisors, including the retention, termination and negotiation of terms and conditions of the assignment.

- Delegate responsibility to subcommittees of the Committee as necessary or appropriate.




Great American Bancorp, Inc.
Proxy Card
2004 Annual Meeting of Shareholders

Front side:

                               REVOCABLE PROXY

                          GREAT AMERICAN BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                            Tuesday, April 27, 2004
                            9:30 a.m., Central Time
                         ______________________________

The undersigned hereby appoints Clinton C. Atkins, Ronald L. Kiddoo and Jack
B. Troxell, Directors of Great American Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on Tuesday, April 27, 2004, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois 61820 and at any and all adjournments thereof, as follows:

1. The election as director of the nominees listed (except as marked to the contrary below).

            George R. Rouse        FOR  [  ]       VOTE WITHHELD  [  ]

            Ronald E. Guenther     FOR  [  ]       VOTE WITHHELD  [  ]

2. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2004.

                     FOR  [  ]    AGAINST [  ]    ABSTAIN [  ]

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      EACH OF THE PROPOSALS PRESENTED.

Great American Bancorp, Inc.
Proxy Card
2004 Annual Meeting of Shareholders

Back side:


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                      OF GREAT AMERICAN BANCORP, INC.

     This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the Board of Directors in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.
     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 26, 2004 and of the Annual Report to Stockholders.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                          Dated: _____________________________

                                                 _____________________________
                                                 SIGNATURE OF STOCKHOLDER

                                                 _____________________________
                                                 SIGNATURE OF STOCKHOLDER

                          ___________________________
           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                         VOTE AUTHORIZATION FORM
                      GREAT AMERICAN BANCORP, INC.
                           1995 INCENTIVE PLAN

Dear Participant:

     The Great American Bancorp, Inc. 1995 Incentive Plan (the "Incentive Plan") holds 4,549 shares of common stock of Great American Bancorp, Inc. (the "Company"), for the benefit of the directors and employees of the Company and Bank. As a participant in the Incentive Plan, you are entitled to direct the voting of the shares of the Company's common stock held by the Incentive Plan which have been granted to you as a Stock Award and which have not yet been earned and distributed to you pursuant to the Incentive Plan.

     We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purpose of conveying your voting instructions to the Incentive Plan Trustee.

     A committee of non-employee directors of the Company administers the Incentive Plan. An unrelated third party, US Bank, has been appointed as the corporate trustee for the Incentive Plan Trust (the "Incentive Plan Trustee"). The Incentive Plan Trustee will vote those shares of the Company's common stock held in the Incentive Plan Trust in accordance with the instructions of the participants.

     In order to direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company or Bank.

                                    Sincerely,

                                    GREAT AMERICAN BANCORP, INC.

                                    /s/ George R. Rouse

                                    The Board of Directors



Name: ________________________________ Number of Shares: ______________


                         VOTE AUTHORIZATION FORM

     I hereby instruct the Trustee of the Great American Bancorp, Inc. 1995 Incentive Plan ("Incentive Plan") to vote all unvested shares of Company common stock awarded to me as follows:


     1. The election as director of the nominees listed (except as marked to the contrary below).

     George R. Rouse      [  ]   FOR         [  ]   VOTE WITHHELD

     Ronald E. Guenther	  [  ]   FOR         [  ]   VOTE WITHHELD


     2. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2004.

              [  ]  FOR      [  ]  AGAINST     [  ]  ABSTAIN

     I understand that my voting instructions are solicited on behalf of the Incentive Plan Trustee for the Annual Stockholders Meeting to be held on April 27, 2004.


   __________________			_________________________________
           Date                                    Signature


        Please date, sign and return this form by April 20, 2004 in the enclosed postage-paid envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                       THE LISTED PROPOSALS

                      VOTE AUTHORIZATION FORM
            FIRST FEDERAL SAVINGS BANK OF CHAMPAIGN-URBANA
               SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

Dear KSOP Participant:

     The First Federal Savings Bank of Champaign-Urbana Savings and Employee Stock Ownership Plan ("KSOP") holds 139,241 shares of common stock of Great American Bancorp, Inc. (the "Company"), for the benefit of the employees of the Bank. As a participant in the KSOP, you may direct the voting of the shares of the Company's common stock held by the KSOP Trust and credited to your account.

     We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purposes of conveying your voting instructions to the KSOP Trustee.

     The Personnel and Salary Committee of the Board of Directors of the Bank administers the KSOP. The Bank of New York, an unrelated third party, has been appointed as the corporate trustee for the KSOP (the "KSOP Trustee"). The KSOP Trustee will vote the shares of Company common stock held in the KSOP Trust in accordance with the instructions it receives from participants. Shares of Company common stock for which voting instructions are not received will be voted in the same proportion as those shares for which voting instructions are received, so long as such vote is in accordance with the provisions of the Employment Retirement Income Security Act of 1974, as amended.

     In order to direct the voting of shares of Company common stock credited to your account under the KSOP, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company or Bank. Your shares will be tallied by the Company's transfer agent and then the KSOP Trustee will vote the number of shares in the KSOP Trust for which it has received voting instructions.

                                    Sincerely,

                                    FIRST FEDERAL SAVINGS BANK OF
                                    CHAMPAIGN-URBANA

                                    /s/ George R. Rouse

                                    The Board of Directors


Name: _____________________________	Number of Shares: ______________


                        VOTE AUTHORIZATION FORM

     I, the undersigned, understand that the KSOP Trustee is the holder of record and custodian of all shares of Great American Bancorp, Inc. (the "Company") common stock credited to me under the First Federal Savings Bank of Champaign-Urbana Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 27, 2004.

     Accordingly, you are to vote all shares credited to me as follows:

     1. The election as director of the nominees listed (except as marked to the contrary below).

     George R. Rouse         [  ]  FOR    [  ]  VOTE WITHHELD

     Ronald E. Guenther      [  ]  FOR    [  ]  VOTE WITHHELD

     2. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2004.

         [  ]  FOR         [  ]  AGAINST       [  ]  ABSTAIN

     The KSOP Trustee is hereby authorized to vote any shares credited to me in its trust capacity as indicated above.


___________________			_________________________________
        Date                                     Signature

          Please date, sign and return this form by April 20, 2004 in the enclosed postage-paid envelope.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                          THE LISTED PROPOSALS